EQ ADVISORS TRUSTSM – EQ/INTERNATIONAL ETF PORTFOLIO

SUPPLEMENT DATED AUGUST 14, 2013 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (“Trust”) regarding the EQ/International ETF Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding: (i) changes to the management fee payable by the Portfolio; (ii) changes to the administrative services fee payable by the Portfolio; and (iii) information relating to a name change of an Underlying ETF in which the Portfolio may invest.

The second and third paragraphs in the section of the Prospectus entitled: Management of the Trust – Management Fees” are hereby deleted and replaced with the following information::

Effective September 1, 2013, the annual contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio is: 0.400% on the first $4 billion of average daily net assets; 0.390% on the next $4 billion of average daily net assets; 0.380% on the next $2 billion of average daily net assets; and 0.370% average daily net assets thereafter.

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, effective September 1, 2013, the Portfolio pays FMG LLC an asset-based administration fee at an annual rate of 0.1200% of the first $3 billion of total Trust average daily net assets (exclusive of certain Portfolios), 0.1100% of the next $3 billion, 0.1050% of the next $4 billion, 0.1000% of the next $20 billion and 0.0975% thereafter, plus $30,000 if the Portfolio’s total average annual net assets are less than $5 billion.

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